UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2015

Date of reporting period :	May 1, 2014 — April 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVSAX

Putnam Capital Spectrum Fund

Annual report 4|30|15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Spectrum
Fund

Annual report
4 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Important notice regarding Putnam’s privacy policy	17
Financial statements	18
Federal tax information	52
About the Trustees	53
Officers	55

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Investments in leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry and, with respect to bonds, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the midway point of 2015 at hand, we note the sixth anniversary of the beginning of the U.S. economic expansion as dated by the National Bureau of Economic Research, which tracks the ups and downs of U.S. business cycles. It has also been six years since the beginning of the current bull market in U.S. stocks.

Both the expansion and the bull market are longer than average, and both appear to owe their longevity, to some degree, to the extraordinary policy measures undertaken by the Federal Reserve. Recently, however, the Fed has been preparing markets for a shift toward tighter monetary policy. Short-term interest rates could increase for the first time since 2006.

While higher interest rates can be a reflection of solid economic conditions, they can also pose a risk to fixed-income investments, and can have a less direct impact on stocks. International markets, which have performed well in early 2015, would also feel the effects of higher rates in the world’s largest economy. In the following pages, your fund’s portfolio manager provides a market outlook in addition to an update on your fund’s performance.

With the possibility that markets could begin to move in different directions, it might be a prudent time to consult your financial advisor to determine whether any adjustments or additions to your portfolio are warranted.

As the owner of a Putnam fund, you have put your investment in the hands of professional managers who pursue a consistent strategy and have experience in navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

June 8, 2015

Putnam Capital Spectrum Fund

Targeting companies that use debt strategically

Companies that use debt as a tool to improve their business performance can offer a different set of investment opportunities. Securities of these companies can add a new dimension to most investment portfolios. Given the complexity of uncovering capital structure opportunities, successful investing requires specialized analytical skills and experience.

The best opportunities anywhere in the capital structure

Putnam Capital Spectrum Fund has the flexibility to select the most attractive securities in a company's capital structure.

HIGHER PRIORITY

CAPITAL STRUCTURE	INVESTMENT CHOICES	YIELD POTENTIAL
Bank loans	Have first claims on a company's cash flows; typically backed by collateral.	Low
High-yield bonds	Pay greater income than bank loans to compensate investors for risk.	High
Convertibles	Interest-paying securities that can be converted into common stock at a predetermined price.	Low
Common stock	Offers growth potential, but might not earn a dividend.	Low (if any)
Rights and warrants	Warrants permit the purchase of common stock shares at a specified price; rights are new shares issued to owners of existing shares.	No

LESS PRIORITY

Growth of a $10,000 investment (class A shares before sales charge)

$30,961
$10,000
5/18/09
6/09
12/09
6/10
12/10
6/11
12/11
6/12
12/12
6/13
12/13
6/14
12/14
4/30/15

"With its focus on uncovering investment opportunities across the capital structure, the fund seeks to harness the greatest upside potential of mispriced securities."

David L. Glancy
Portfolio Manager
Investing in leveraged companies since 1987

2 Capital Spectrum Fund

Capital Spectrum Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/15

The fund — class A shares before sales charge
Putnam Capital Spectrum Fund (PVSAX)
Fund's benchmark
Capital Spectrum Blended Index*
20.92
15.83
16.90
11.82
17.64
12.29
9.17
7.56
LIFE OF FUND
(since 5/18/09)
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

4     Capital Spectrum Fund

Interview with your fund’s portfolio manager

David L. Glancy

How did Putnam Capital Spectrum Fund perform for the 12-month reporting period ended April 30, 2015?

The fund performed well relative to its blended stock/bond benchmark. Several of the fund’s largest positions experienced strong support in the markets for the year overall, including the stocks of key holdings in telecommunications, pharmaceuticals, and defense.

Common stocks were the largest area of focus for the fund, as they have been for some time. Cash levels, which fluctuate, began the fiscal year at roughly 17% of the portfolio and ended at approximately 21%. While the cash position dampened performance in up markets, it also had the side benefit of softening volatility when markets pulled back. Beyond that, though, I consider a relatively substantial cash balance to be an important resource that gives me the flexibility to establish a meaningfully large position in a given security when I think the time is right.

A number of new trends emerged over the year, including a big slide in oil prices and the surging strength of the U.S. dollar. How did these changes and other aspects of the investing and economic environment affect the market?

With the exception of the energy sector, which continued to suffer due to the sharp drop in the price of oil in the past six to eight months, U.S. equities generally continued to

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/15. See pages 3–4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Capital Spectrum Fund     5

advance on the back of the U.S. economic recovery. We saw evidence of this in the results of the fund and broad-based stock indexes.

Despite the dollar’s generally upward trend, a variety of consumer discretionary stocks performed well, as did health-care stocks and areas within the industrials complex, such as defense. Having said that, international stocks tended to perform better than U.S. stocks in this environment, particularly in 2015 through April. In Europe, policymakers took what we believe was a positive step forward with the launch of their version of quantitative easing, which in Europe’s case involves large-scale purchases of government and corporate debt. That, in addition to a strong currency divergence between the euro and the U.S. dollar — with the euro nose-diving as the dollar surged upward — led European stocks to outperform U.S. stocks.

What were some holdings that helped performance?

I’m pleased to say that the two largest positions in the fund, Jazz Pharmaceuticals and DISH Network, were the two largest contributors to relative results. In the case of Jazz, a midsize pharmaceutical company known for its lineup of quality drugs and its pricing power, the stock performed well on favorable FDA news regarding the distribution of the company’s blockbuster narcolepsy drug, Xyrem.

Satellite TV provider DISH is another stock I’ve believed in for a long time, and despite occasional bouts of volatility, it has been a consistently significant driver of the fund’s performance. A key player in the wireless spectrum market, the company saw its share price gain as wireless spectrum continued to become increasingly valuable to communications companies. In my

Portfolio composition

Allocations are shown as a percentage of portfolio market value as of 4/30/15. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6     Capital Spectrum Fund

“Several of the fund’s largest positions
experienced strong support in the
markets for the year overall.”

David Glancy

view, the company’s leadership is adept at making strategic decisions in this area, and its acquisition of bandwidth is the envy of would-be spectrum winners across the telecommunications world.

The third-largest contributor to relative results was the stock of Cubist Pharmaceuticals, a midsize biopharmaceutical firm located in Lexington, Massachusetts, not far from Putnam’s Boston headquarters. The company’s antibiotic, Cubicin, a runaway success in the U.S. market for its effectiveness against drug-resistant bacteria, helped lure New Jersey-based Merck Pharmaceutical, one of the largest pharmaceutical companies in the world, to acquire Cubist for $9.5 billion. With this development, I sold the fund’s shares in Cubist at a healthy premium over their pre-acquisition-announcement price.

What holdings detracted from performance?

A pair of mortgage-servicing companies, Ocwen Financial and Altisource Residential, detracted from the fund’s relative results during the period. Since the credit crisis of 2008 to 2009, a large number of properties have been on the books of banks. Mortgage-servicing companies acquire these real estate assets at or following a foreclosure sale, as well as by purchasing sub-performing and non-performing mortgages. Weakness in these companies was, in my view, largely the result of continued regulatory pressure, and I continue to hold positions in both companies.

In addition, the large cash position in the portfolio held back performance. As I have

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Capital Spectrum Fund     7

mentioned before, the cash level in the portfolio allows me to take advantage of any weakness in select holdings where I have long-term confidence to add to the positions. In addition, cash on hand can serve as a kind of “dry powder” when price dislocations occur in stocks or other securities that I consider candidates for the portfolio. This has been a hallmark of my approach.

With the energy market in some disarray because of low oil prices, high-yield bonds in this sector did not perform well for a good portion of the reporting period. Has that made the sector and asset class more attractive to you as a result?

The time to buy high-yield bonds in quantity, in my view, is when they are deeply discounted. Within high yield now, there has been a disruption due to lower oil prices and their impact on energy companies, which make up a significant part of the high-yield bond market. But I do not view that as a buying opportunity because I believe the lower high-yield prices among energy companies are warranted and real — and that would not be a reason to add to high yield, in my opinion.

One issue to be careful about in high yield concerns liquidity. In my view, a lot of the investor base in the asset class today is yield-starved but lacks a tolerance for the risks high-yield bonds can carry. If there should be a substantial pickup in high-yield default rates, I believe that could send many investors running for the exit — too many, possibly for them all to get out at once, or without significant price concessions.

Did you employ derivatives in the fund? If so, how did they impact performance?

I did use a variety of derivatives during the period, most of which had nominal impact on

Sector allocations

Allocations are shown as a percentage of portfolio market value as of 4/30/15. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

8     Capital Spectrum Fund

the fund. Forward currency contracts were the exception, as they had a somewhat larger positive impact on results. These contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, were used to hedge against foreign currency weakness, which was pronounced during the period.

What is your outlook for the economy and the markets?

I believe the environment continues to be supportive for stocks. I think U.S. growth is solid and sustainable, and declining unemployment and lower energy prices are positives for consumers and businesses. Corporate earnings growth in the first quarter of 2015 may look somewhat soft, but this should not be a surprise given the fallout in the energy sector, harsh U.S. winter weather conditions, and a few other disruptions to business activity that I believe were likely to be short-term. The important thing is that the U.S. economy continues to be a pillar of strength, in my view.

Although I believe stocks are fully valued, I tend not to look at the overall market as part of my portfolio construction process. Instead, I focus on individual companies. My approach is to look at the potential of the individual holdings in the portfolio and look for new opportunities. When market volatility enters the picture, I aim to have enough cash on hand to add to positions or establish new ones, if I deem it necessary. As equities get more expensive, the challenge going forward is that stocks may become riskier, and it may become more challenging to find buying opportunities.

Thanks, David, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

Capital Spectrum Fund     9

IN THE NEWS

There seems to be momentum in the U.S. equities market, which is now in its third-longest bull run since 1928. Inflation, as measured by the Consumer Price Index, was –0.1% before seasonal adjustment for the 12 months ended March 31, 2015, according to the Bureau of Labor Statistics. Low inflation and a resilient U.S. economy generally provide a supportive environment for equities. However, investors appear to be more cautious than celebratory. Uncertainties include the timing of the Federal Reserve’s decision to implement the first hike in short-term interest rates since 2006 and whether the strong dollar could continue to worsen the trade balance, which could in turn reduce gross domestic product. In March, exports grew by less than 1%, according to the Bureau of Economic Analysis, compared with a 7.7% jump in imports in the same month. For now, the S&P 500 Index continues to hover around the 2100 mark. Investors should keep in mind that equities tend to perform well when short-term rates are rising from low levels. The reason is, in part, because rising rates typically signal an improving economy.

10     Capital Spectrum Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	209.61%	191.81%	196.18%	195.18%	196.13%	196.13%	200.49%	189.97%	205.07%	214.19%
Annual average	20.92	19.72	20.02	19.96	20.02	20.02	20.32	19.60	20.62	21.22
5 years	118.27	105.72	110.33	108.33	110.34	110.34	112.91	105.46	115.66	121.01
Annual average	16.90	15.52	16.03	15.81	16.03	16.03	16.32	15.49	16.61	17.19
3 years	62.79	53.43	59.18	56.18	59.22	59.22	60.35	54.74	61.60	64.04
Annual average	17.64	15.34	16.76	16.02	16.77	16.77	17.05	15.66	17.35	17.94
1 year	9.17	2.90	8.38	3.38	8.37	7.37	8.64	4.84	8.88	9.44

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 4/30/15

Capital Spectrum Blended Index
Life of fund	139.65%
Annual average	15.83
5 years	74.82
Annual average	11.82
3 years	41.58
Annual average	12.29
1 year	7.56

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Capital Spectrum Fund     11

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 5/18/09 to 4/30/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $29,618 ($29,518 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares have been valued at $29,613 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $28,997. A $10,000 investment in the fund’s class R and Y shares would have been valued at $30,507 and $31,419, respectively.

Fund price and distribution information For the 12-month period ended 4/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	—		—	—	—		—	—
Capital gains
Long-term gains	$0.684		$0.684	$0.684	$0.684		$0.684	$0.684
Short-term gains	0.813		0.813	0.813	0.813		0.813	0.813
Total	$1.497		$1.497	$1.497	$1.497		$1.497	$1.497
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
4/30/14	$36.17	$38.38	$35.60	$35.53	$35.81	$37.11	$36.00	$36.32
4/30/15	38.02	40.34	37.12	37.04	37.44	38.80	37.73	38.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12     Capital Spectrum Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	211.00%	193.11%	197.69%	196.69%	197.56%	197.56%	201.94%	191.37%	206.52%	215.51%
Annual average	21.33	20.11	20.43	20.36	20.42	20.42	20.72	19.99	21.03	21.63
5 years	130.30	117.06	121.87	119.87	121.84	121.84	124.64	116.78	127.51	133.12
Annual average	18.16	16.77	17.28	17.07	17.28	17.28	17.57	16.74	17.87	18.44
3 years	62.25	52.92	58.68	55.68	58.68	58.68	59.87	54.27	61.11	63.45
Annual average	17.51	15.21	16.64	15.90	16.64	16.64	16.93	15.55	17.23	17.80
1 year	6.68	0.55	5.90	0.90	5.89	4.89	6.14	2.43	6.44	6.96

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 4/30/14	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%
Annualized expense ratio for the six-month period ended 4/30/15*†	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

†Includes an increase of 0.12% from annualizing the performance fee adjustment for the six months ended 4/30/15.

Capital Spectrum Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2014, to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.39	$10.14	$10.14	$8.89	$7.64	$5.13
Ending value (after expenses)	$1,028.30	$1,024.50	$1,024.60	$1,025.70	$1,026.90	$1,029.50

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2015, use the following calculation method. To find the value of your investment on November 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.36	$10.09	$10.09	$8.85	$7.60	$5.11
Ending value (after expenses)	$1,018.50	$1,014.78	$1,014.78	$1,016.02	$1,017.26	$1,019.74

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Capital Spectrum Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Capital Spectrum Fund     15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2015, Putnam employees had approximately $498,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Capital Spectrum Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Capital Spectrum Fund     17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18     Capital Spectrum Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of Putnam Capital Spectrum Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Spectrum Fund (the “fund”) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 8, 2015

Capital Spectrum Fund     19

The fund’s portfolio 4/30/15

COMMON STOCKS (73.3%)*	Shares	Value
Aerospace and defense (7.7%)
Bombardier, Inc. Class B (Canada)	5,207,400	$10,531,335
General Dynamics Corp.	2,467,695	338,863,877
Northrop Grumman Corp.	1,640,247	252,663,648
Raytheon Co.	1,968,700	204,744,800
		806,803,660
Airlines (6.1%)
American Airlines Group, Inc.	9,431,127	455,381,967
Japan Airlines Co., Ltd. (Japan)	5,454,400	181,898,850
		637,280,817
Banking (2.3%)
Citigroup, Inc.	4,198,400	223,858,688
Metro Bank PLC (acquired 1/15/14, cost $18,283,280) (Private) (United Kingdom) † ΔΔ F	858,926	18,722,004
		242,580,692
Biotechnology (0.2%)
Aegerion Pharmaceuticals, Inc. †	879,700	20,461,822
		20,461,822
Cable television (16.3%)
DISH Network Corp. Class A †	25,531,555	1,727,465,007
		1,727,465,007
Chemicals (0.9%)
W.R. Grace & Co. †	926,856	89,645,512
		89,645,512
Commercial and consumer services (6.8%)
Ctrip.com International, Ltd. ADR (China) †	360,200	22,937,536
Priceline Group, Inc. (The) †	557,900	690,574,199
		713,511,735
Conglomerates (1.2%)
Siemens AG (Germany)	1,187,263	129,953,350
		129,953,350
Consumer finance (0.4%)
Ocwen Financial Corp. †	4,992,125	42,383,141
		42,383,141
Consumer goods (0.6%)
Coty, Inc. Class A † S	2,820,900	67,447,719
		67,447,719
Consumer services (0.3%)
FabFurnish GmbH (acquired 8/2/13, cost $351) (Private) (Brazil) † ΔΔ F	264	222
Global Fashion Holding SA (acquired 8/2/13, cost $17,399,601) (Private) (Brazil) † ΔΔ F	410,732	9,580,711
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $351) (Private) (Brazil) † ΔΔ F	264	222
New Middle East Other Assets GmbH (acquired 8/2/13, cost $136) (Private) (Brazil) † ΔΔ F	102	86
Zalando SE (Germany) †	706,508	21,615,812
		31,197,053
Electronics (7.3%)
Agilent Technologies, Inc.	5,084,100	210,329,217
L-3 Communications Holdings, Inc.	2,104,100	241,782,131
Micron Technology, Inc. †	11,074,800	311,534,124
		763,645,472

20     Capital Spectrum Fund

COMMON STOCKS (73.3%)* cont.	Shares	Value
Financial (0.7%)
Leucadia National Corp.	3,209,698	$76,294,521
		76,294,521
Investment banking/Brokerage (0.2%)
Altisource Portfolio Solutions SA †	961,300	23,311,525
		23,311,525
Lodging/Tourism (0.1%)
Melco Crown Entertainment, Ltd. ADR (Hong Kong) S	359,400	7,338,948
		7,338,948
Medical technology (0.1%)
STAAR Surgical Co. †	754,469	6,677,051
		6,677,051
Metals (1.5%)
Assa Abloy AB Class B (Sweden)	2,682,037	155,039,226
		155,039,226
Oil and gas (1.9%)
Cabot Oil & Gas Corp.	995,400	33,664,428
Gulfport Energy Corp. †	2,913,593	142,591,241
Stone Energy Corp. †	1,247,700	21,298,239
		197,553,908
Pharmaceuticals (8.7%)
Jazz Pharmaceuticals PLC † Ω	4,549,699	813,031,211
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	1,848,500	111,686,370
		924,717,581
Power producers (—%)
Mach Gen, LLC	51,616	2,013,024
		2,013,024
Real estate (1.0%)
Altisource Residential Corp. Ω R	5,234,657	100,243,682
		100,243,682
Retail (1.1%)
Amazon.com, Inc. †	275,900	116,369,102
		116,369,102
Software (0.9%)
Microsoft Corp.	1,956,700	95,173,888
		95,173,888
Technology services (2.6%)
Global Eagle Entertainment, Inc. † Ω	4,297,040	54,873,201
Google, Inc. Class C †	373,143	200,504,915
Pandora Media, Inc. †	1,142,500	20,382,200
		275,760,316
Telecommunications (3.6%)
EchoStar Corp. Class A †	7,567,919	378,395,950
		378,395,950
Tobacco (0.8%)
Japan Tobacco, Inc. (Japan)	2,279,400	79,755,538
		79,755,538
Total common stocks (cost $6,402,925,332)		$7,711,020,240

Capital Spectrum Fund     21

CORPORATE BONDS AND NOTES (3.1%)*	Principal amount	Value
Aerospace and defense (0.1%)
Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)	$12,850,000	$12,737,563
		12,737,563
Banking (0.4%)
Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN 9s, perpetual maturity (Brazil)	5,000,000	4,637,500
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s, perpetual maturity	14,994,000	15,256,395
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7 1/2s, perpetual maturity (Switzerland)	8,860,000	9,480,200
Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual maturity (United Kingdom)	9,703,000	10,357,953
Societe Generale SA 144A jr. unsec. sub. FRB 7 7/8s, perpetual maturity (France)	5,000,000	5,200,000
		44,932,048
Biotechnology (—%)
Concordia Healthcare Corp. 144A company guaranty sr. unsec. notes 7s, 2023 (Canada)	3,995,000	4,054,925
		4,054,925
Broadcasting (0.1%)
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019	10,835,000	10,713,106
		10,713,106
Cable television (0.2%)
Altice Financing SA 144A company guaranty sr. notes 6 5/8s, 2023 (Luxembourg)	3,695,000	3,815,088
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes 7 5/8s, 2025 (Luxembourg)	1,905,000	1,943,100
Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)	8,425,000	8,651,380
Numericable Group SA 144A sr. notes 6s, 2022 (France)	7,925,000	8,099,350
		22,508,918
Commercial and consumer services (0.1%)
HRG Group, Inc. sr. unsec. unsub. notes 7 3/4s, 2022	15,000,000	15,075,000
		15,075,000
Communications equipment (0.2%)
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	10,000,000	8,812,500
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	8,000,000	8,040,000
		16,852,500
Consumer finance (0.1%)
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021	4,625,000	4,890,938
		4,890,938
Consumer services (—%)
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	3,742,000	3,779,420
		3,779,420
Financial (0.2%)
CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	10,000,000	7,200,000
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	19,301,000	15,440,800
		22,640,800
Gaming and lottery (0.3%)
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	5,195,000	4,779,400
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	5,000,000	3,637,500

22     Capital Spectrum Fund

CORPORATE BONDS AND NOTES (3.1%)* cont.	Principal amount	Value
Gaming and lottery cont.
Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022	$8,335,000	$8,689,238
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 10s, 2022	14,500,000	13,448,750
		30,554,888
Insurance (0.1%)
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	7,100,000	7,091,125
		7,091,125
Oil and gas (0.1%)
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2023	3,905,000	3,973,338
Stone Energy Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2022	9,336,000	8,589,120
		12,562,458
Pharmaceuticals (0.3%)
JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s, 2020 (Netherlands) ‡‡	6,000,000	6,060,000
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 1/8s, 2025	12,125,000	12,534,219
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 5 7/8s, 2023	10,000,000	10,262,500
		28,856,719
Real estate (—%)
Communications Sales & Leasing, Inc. 144A company guaranty sr. unsec. notes 8 1/4s, 2023 R	3,500,000	3,591,875
		3,591,875
Retail (—%)
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 3/4s, 2023	2,860,000	3,003,000
		3,003,000
Staffing (0.2%)
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	15,934,000	16,790,453
		16,790,453
Telecommunications (0.6%)
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)	18,250,000	18,523,750
HC2 Holdings, Inc. 144A company guaranty sr. notes 11s, 2019	18,000,000	18,450,000
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	2,213,000	2,047,025
Sprint Corp. company guaranty sr. unsec. notes 7 1/8s, 2024	23,545,000	22,632,631
		61,653,406
Tire and rubber (0.1%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes 10 1/4s, 2022	5,130,000	5,373,675
		5,373,675
Total corporate bonds and notes (cost $330,108,783)		$327,662,817

Capital Spectrum Fund     23

CONVERTIBLE PREFERRED STOCKS (1.9%)*	Shares	Value
Actavis PLC Ser. A, 5.50% cv. pfd. †	32,961	$32,982,754
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $31,800,000) (Virgin Islands) † ΔΔ F	31,800	19,099,875
American Tower Corp. $5.50 cv. pfd. † R	220,143	22,330,756
Exelon Corp. $3.25 cv. pfd.	179,780	8,834,389
Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (United Kingdom) †	70,000	8,927,800
T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	184,988	11,534,002
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/8/15, cost $102,559,592) (Private) † ΔΔ F	3,078,243	92,303,634
Total convertible preferred stocks (cost $217,484,248)		$196,013,210

SENIOR LOANS (0.8%)* [c]	Principal amount	Value
Asurion, LLC bank term loan FRN 8 1/2s, 2021	$7,455,000	$7,543,528
Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	15,000,000	14,846,250
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 11s, 2017	4,737,077	4,361,493
iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.928s, 2019	4,000,000	3,819,000
LightSquared LP bank term loan FRN 12s, 2020 ‡‡	50,000,000	46,250,000
Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	2,065,000	1,383,550
Transfirst, Inc. bank term loan FRN 9s, 2022	4,000,000	4,017,000
Total senior loans (cost $83,056,980)		$82,220,821

PREFERRED STOCKS (0.3%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	4,004	$4,079,576
LightSquared LP Ser. A, 9.75% pfd. (acquired 4/10/13, cost $27,890,558) (In default) † ΔΔ F	25,253	27,600,032
Total preferred stocks (cost $31,754,498)		$31,679,608

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value
Stone Energy Corp. cv. company guaranty sr. unsec. notes 1 3/4s, 2017	$10,000,000	$9,350,000
Whiting Petroleum Corp. 144A company guaranty cv. sr. unsec. unsub. notes 1 1/4s, 2020	10,900,000	12,984,625
Total convertible bonds and notes (cost $19,881,732)		$22,334,625

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Global Eagle Entertainment, Inc. Ω	1/31/18	$11.50	859,187	$4,038,179
Total warrants (cost $1,168,800)				$4,038,179

24     Capital Spectrum Fund

SHORT-TERM INVESTMENTS (20.8%)*	Principal amount/shares	Value
Federal Farm Credit Banks Funding Corporation unsec. discount notes with an effective yield of 0.10%, May 13, 2015	$25,000,000	$24,999,167
Federal Farm Credit Banks Funding Corporation unsec. discount notes with an effective yield of 0.07%, July 13, 2015	25,000,000	24,996,950
Federal Farm Credit Banks Funding Corporation unsec. discount notes with an effective yield of 0.06%, June 1, 2015	45,000,000	44,997,674
Federal Farm Credit Banks Funding Corporation unsec. discount notes with an effective yield of 0.05%, May 26, 2015	60,000,000	59,997,917
Federal Farm Credit Banks Funding Corporation unsec. discount notes with an effective yield of 0.05%, May 22, 2015	5,000,000	4,999,854
Federal Farm Credit Banks Funding Corporation unsec. discount notes with an effective yield of 0.05%, May 19, 2015	5,000,000	4,999,875
Federal Farm Credit Banks Funding Corporation unsec. discount notes with an effective yield of 0.05%, May 8, 2015	37,000,000	36,999,640
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.14%, June 10, 2015	25,000,000	24,995,972
Federal Home Loan Banks unsec. discount notes with a yield of 0.14%, June 3, 2015	20,000,000	19,997,525
Federal Home Loan Banks unsec. discount notes with a yield of 0.13%, May 29, 2015	50,000,000	49,995,139
Federal Home Loan Banks unsec. discount notes with a yield of 0.13%, May 27, 2015	16,000,000	15,998,556
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.11%, May 20, 2015	50,000,000	49,997,097
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.10%, June 17, 2015	74,000,000	73,989,856
Federal Home Loan Banks unsec. discount notes with a yield of 0.10%, May 1, 2015	46,692,000	46,692,000
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.07%, June 15, 2015	25,000,000	24,997,750
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.08%, July 24, 2015	115,000,000	114,983,900
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.08%, July 22, 2015	25,000,000	24,996,575
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.07%, July 15, 2015	25,000,000	24,996,875
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.07%, July 10, 2015	10,000,000	9,998,830
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.07%, July 8, 2015	20,000,000	19,997,740
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.07%, May 22, 2015	28,000,000	27,998,808
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.06%, July 9, 2015	25,000,000	24,997,125
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.06%, May 13, 2015	43,100,000	43,099,138
Federal Home Loan Banks unsec. discount notes with a yield of 0.06%, May 8, 2015	50,000,000	49,999,271
Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.13%, June 8, 2015	65,000,000	64,991,081
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.10%, May 26, 2015	25,000,000	24,998,229

Capital Spectrum Fund     25

SHORT-TERM INVESTMENTS (20.8%)* cont.	Principal amount/shares	Value
Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.10%, May 8, 2015	$50,000,000	$49,999,028
Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.08%, May 12, 2015	15,270,000	15,269,767
Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.08%, May 11, 2015	47,060,000	47,059,255
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.07%, July 7, 2015	50,000,000	49,994,400
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.07%, May 4, 2015	5,600,000	5,599,967
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.06%, July 6, 2015	25,000,000	24,997,250
Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.06%, May 18, 2015	41,667,000	41,666,115
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.05%, May 21, 2015	25,000,000	24,999,236
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.11%, May 27, 2015	25,000,000	24,998,014
Federal National Mortgage Association unsec. discount notes with a yield of 0.10%, July 8, 2015	50,000,000	49,994,350
Federal National Mortgage Association unsec. discount notes with a yield of 0.08%, May 1, 2015	52,764,000	52,764,000
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.08%, June 17, 2015	50,000,000	49,994,778
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.06%, July 1, 2015	56,000,000	55,994,288
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.05%, May 20, 2015	50,000,000	49,998,681
Federal National Mortgage Association unsec. discount notes with effective yields ranging from 0.09% to 0.10%, May 6, 2015	33,679,000	33,678,523
Putnam Cash Collateral Pool, LLC 0.22% [d]	Shares 8,142,250	8,142,250
Putnam Money Market Liquidity Fund 0.08% L	Shares 124,548,451	124,548,451
Putnam Short Term Investment Fund 0.07% L	Shares 324,513,275	324,513,275
SSgA Prime Money Market Fund Class N 0.03% P	Shares 4,651,000	4,651,000
U.S. Treasury Bills with an effective yield of 0.09%, June 11, 2015 ‡	$58,500,000	58,494,093
U.S. Treasury Bills with an effective yield of 0.08%, June 4, 2015 # ‡	100,000,000	99,992,728
U.S. Treasury Bills with an effective yield of 0.02%, May 7, 2015	50,000,000	49,999,829
Total short-term investments (cost $2,187,050,558)		$2,187,061,822

TOTAL INVESTMENTS
Total investments (cost $9,273,430,931)	$10,562,031,322

26     Capital Spectrum Fund

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2014 through April 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $10,521,783,579.
†	This security is non-income-producing.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $167,306,786, or 1.6% of net assets.

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
Ω	Affiliated company (Note 5).
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
‡	This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $197,099,895 to cover certain derivative contracts, securities sold short and the settlement of certain securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Capital Spectrum Fund     27

FORWARD CURRENCY CONTRACTS at 4/30/15 (aggregate face value $581,305,599)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Japanese Yen	Sell	5/20/15	$177,802,312	$180,637,726	$2,835,414
Citibank, N.A.
	Euro	Sell	6/17/15	87,786,204	87,822,468	36,264
Credit Suisse International
	Euro	Sell	6/17/15	1,023,151	1,023,815	664
	Japanese Yen	Sell	5/20/15	72,632,635	73,824,831	1,192,196
	Swedish Krona	Sell	6/17/15	51,755,110	49,999,437	(1,755,673)
JPMorgan Chase Bank N.A.
	Euro	Sell	6/17/15	87,785,867	87,858,699	72,832
	Swedish Krona	Sell	6/17/15	51,755,123	50,092,878	(1,662,245)
State Street Bank and Trust Co.
	Swedish Krona	Sell	6/17/15	51,755,110	50,045,745	(1,709,365)
Total						$(989,913)

FUTURES CONTRACTS OUTSTANDING at 4/30/15
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 10 yr (Short)	30	$3,851,250	Jun-15	$(40,606)
Total				$(40,606)

Securities sold short at 4/30/15
COMMON STOCKS (1.8%)*	Shares	Value
Conglomerates (0.5%)
General Electric Co.	1,981,800	$53,667,144
		53,667,144
Electrical equipment (0.8%)
ABB, Ltd. (Switzerland)	1,573,523	34,458,197
Emerson Electric Co.	748,300	44,022,489
		78,480,686
Machinery (0.5%)
Caterpillar, Inc.	632,700	54,968,976
		54,968,976
Total securities sold short (proceeds receivable $189,670,960)		$187,116,806

28     Capital Spectrum Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$89,645,512	$155,039,226	$—
Capital goods	806,803,660	—	—
Communication services	2,105,860,957	—	—
Conglomerates	—	129,953,350	—
Consumer cyclicals	837,219,785	—	—
Consumer staples	67,447,719	101,371,350	9,581,241
Energy	197,553,908	—	—
Financials	466,091,557	—	18,722,004
Health care	951,856,454	—	—
Technology	1,134,579,676	—	—
Transportation	455,381,967	181,898,850	—
Utilities and power	—	2,013,024	—
Total common stocks	7,112,441,195	570,275,800	28,303,245
Convertible bonds and notes	—	22,334,625	—
Convertible preferred stocks	44,516,756	59,192,820	92,303,634
Corporate bonds and notes	—	327,662,817	—
Preferred stocks	—	4,079,576	27,600,032
Senior loans	—	82,220,821	—
Warrants	4,038,179	—	—
Short-term investments	453,712,726	1,733,349,096	—
Totals by level	$7,614,708,856	$2,799,115,555	$148,206,911

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(989,913)	$—
Futures contracts	(40,606)	—	—
Securities sold short	(152,658,609)	(34,458,197)	—
Totals by level	$(152,699,215)	$(35,448,110)	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Capital Spectrum Fund     29

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of April 30, 2014	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/(depreciation)†	Purchases	Sales	Net transfers in and/or out of Level 3#	Balance as of April 30, 2015
Common stocks*:
Consumer staples	$55,280,972	$—	$—	$9,167,707	$—	$—	$(54,867,438)	$9,581,241
Financials	$18,357,845	—	—	364,159	—	—	—	$18,722,004
Total common stocks	$73,638,817	—	—	9,531,866	—	—	(54,867,438)	$28,303,245
Convertible preferred stocks	$—	—	—	(10,255,958)	102,559,592	—	—	$92,303,634
Preferred stocks	$—	—	—	—	—	—	27,600,032	$27,600,032
Totals:	$73,638,817	$—	$—	$(724,092)	$102,559,592	$—	$(27,267,406)	$148,206,911

*	Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
†

Includes $(12,148,121) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

#

Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs:

Description	Fair value	Valuation techniques	Unobservable input	Range of unobservable inputs (weighted average)	Impact to valuation from an increase in input[1]
Private equity	$18,722,004	Comparable multiples	Liquidity discount	20%	Decrease
			Discount rates (WACC)	12%	Decrease
			Deposit growth	57%–85% (72.3%)	Increase
			Market capitalization/deposits	25%	Increase
Private equity	$92,303,634	Market transaction price	Liquidity discount	10%	Decrease
Private equity	$9,581,241	Comparable multiples	EV/sales multiple	2.2x–2.4x (2.3x)	Increase
			Liquidity discount	25%	Decrease
			Discount rates (WACC)	20%	Decrease

1Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

30	Capital Spectrum Fund	Capital Spectrum Fund	31

Statement of assets and liabilities 4/30/15
ASSETS
Investment in securities, at value, including $7,818,456 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $8,191,246,321)	$9,132,641,073
Affiliated issuers (identified cost $1,082,184,610) (Notes 1 and 5)	1,429,390,249
Cash	25,573
Dividends, interest and other receivables	15,217,144
Receivable for shares of the fund sold	39,446,684
Receivable for investments sold	51,241,565
Receivable for variation margin (Note 1)	4,698
Unrealized appreciation on forward currency contracts (Note 1)	4,137,370
Collateral on short sales (Note 1)	193,713,366
Prepaid assets	102,454
Total assets	10,865,920,176
LIABILITIES
Payable for investments purchased	91,839,352
Payable for shares of the fund repurchased	28,203,136
Payable for compensation of Manager (Note 2)	7,269,465
Payable for custodian fees (Note 2)	37,900
Payable for investor servicing fees (Note 2)	2,354,227
Payable for Trustee compensation and expenses (Note 2)	173,142
Payable for administrative services (Note 2)	32,547
Payable for distribution fees (Note 2)	2,410,375
Payable for loan financing (Note 1)	5,469,766
Interest payable for short sales (Note 1)	57,766
Unrealized depreciation on forward currency contracts (Note 1)	5,127,283
Securities sold short, at value (proceeds receivable $189,670,960) (Note 1)	187,116,806
Collateral on securities loaned, at value (Note 1)	8,142,250
Collateral on certain derivative contracts, at value (Note 1)	4,651,000
Other accrued expenses	1,251,582
Total liabilities	344,136,597
Net assets	$10,521,783,579

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,868,947,109
Undistributed net investment income (Note 1)	9,723,997
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	353,026,631
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,290,085,842
Total — Representing net assets applicable to capital shares outstanding	$10,521,783,579
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

32     Capital Spectrum Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($2,966,034,713 divided by 78,009,436 shares)	$38.02
	Offering price per class A share (100/94.25 of $38.02)*	$40.34
	Net asset value and offering price per class B share ($107,383,884 divided by 2,892,967 shares)**	$37.12
	Net asset value and offering price per class C share ($2,024,512,644 divided by 54,660,636 shares)**	$37.04
	Net asset value and redemption price per class M share ($15,446,197 divided by 412,539 shares)	$37.44
	Offering price per class M share (100/96.50 of $37.44)*	$38.80
	Net asset value, offering price and redemption price per class R share ($18,448,138 divided by 488,895 shares)	$37.73
	Net asset value, offering price and redemption price per class Y share ($5,389,958,003 divided by 140,792,526 shares)	$38.28
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund     33

Statement of operations Year ended 4/30/15
INVESTMENT INCOME
Dividends (net of foreign tax of $1,646,214) (including dividend income of $11,990,436 from investments in affiliated issuers) (Note 5)	$48,009,893
Interest (including interest income of $372,477 from investments in affiliated issuers) (Note 5)	21,867,774
Securities lending (Note 1)	385,575
Total investment income	70,263,242
EXPENSES
Compensation of Manager (Note 2)	78,003,716
Investor servicing fees (Note 2)	12,467,209
Custodian fees (Note 2)	108,167
Trustee compensation and expenses (Note 2)	375,663
Distribution fees (Note 2)	25,768,336
Administrative services (Note 2)	237,579
Dividend expense for short sales (Note 1)	706,300
Interest expense for short sales (Note 1)	168,795
Other	2,767,712
Total expenses	120,603,477
Expense reduction (Note 2)	(183,426)
Net expenses	120,420,051
Net investment loss	(50,156,809)

Net realized gain on investments (including realized gain of $28,658,494 on sales of investments in affiliated issuers) (Notes 1, 3 and 5)	497,843,196
Net realized loss on swap contracts (Note 1)	(13,752,212)
Net realized gain on futures contracts (Note 1)	2,041,164
Net realized loss on short sales (Note 1)	(2,593,753)
Net realized gain on foreign currency transactions (Note 1)	61,773,058
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,482,793)
Net unrealized appreciation of investments, futures contracts and short sales during the year	263,962,584
Net gain on investments	807,791,244
Net increase in net assets resulting from operations	$757,634,435

The accompanying notes are an integral part of these financial statements.

34     Capital Spectrum Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 4/30/15	Year ended 4/30/14
Operations:
Net investment loss	$(50,156,809)	$(6,064,893)
Net realized gain on investments and foreign currency transactions	545,311,453	305,674,752
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	262,479,791	716,466,701
Net increase in net assets resulting from operations	757,634,435	1,016,076,560
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(4,245,949)
Class R	—	(6,050)
Class Y	—	(8,657,319)
Net realized short-term gain on investments
Class A	(58,345,149)	(20,989,528)
Class B	(2,063,478)	(653,062)
Class C	(38,003,330)	(9,908,725)
Class M	(299,588)	(74,476)
Class R	(324,424)	(79,768)
Class Y	(103,550,800)	(24,854,883)
From net realized long-term gain on investments
Class A	(49,087,432)	(15,977,983)
Class B	(1,736,062)	(497,135)
Class C	(31,973,282)	(7,542,877)
Class M	(252,051)	(56,693)
Class R	(272,948)	(60,723)
Class Y	(87,120,230)	(18,920,431)
Redemption fees (Note 1)	—	11,868
Increase from capital share transactions (Note 4)	2,480,153,170	4,120,825,303
Total increase in net assets	2,864,758,831	5,024,388,129
NET ASSETS
Beginning of year	7,657,024,748	2,632,636,619
End of year (including undistributed net investment income of $9,723,997 and distributions in excess of net investment income of $331,489, respectively)	$10,521,783,579	$7,657,024,748

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund     35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
April 30, 2015	$36.17	(.19)	3.54	3.35	—	(1.50)	(1.50)	—	$38.02	9.17	$2,966,035	1.25	(.51)	43
April 30, 2014	29.15	(.03)	7.75	7.72	(.07)	(.63)	(.70)	—[e]	36.17	26.57	2,899,539	1.27	(.09)	53
April 30, 2013	25.56	.20[f]	4.27	4.47	(.23)	(.65)	(.88)	—[e]	29.15	17.81	1,026,593	1.28	.75[f]	48[g]
April 30, 2012	24.53	.36[h]	1.52	1.88	(.31)	(.54)	(.85)	—[e]	25.56	8.16	409,394	1.32	1.53[h]	97
April 30, 2011	20.41	.01	4.76	4.77	(.41)	(.24)	(.65)	—[e]	24.53	23.95	162,117	1.37	.07	117
Class B
April 30, 2015	$35.60	(.47)	3.49	3.02	—	(1.50)	(1.50)	—	$37.12	8.38	$107,384	2.00	(1.26)	43
April 30, 2014	28.85	(.29)	7.67	7.38	—	(.63)	(.63)	—[e]	35.60	25.64	79,307	2.02	(.86)	53
April 30, 2013	25.38	(.01)[f]	4.23	4.22	(.10)	(.65)	(.75)	—[e]	28.85	16.90	33,020	2.03	(.03)[f]	48[g]
April 30, 2012	24.45	.18[h]	1.52	1.70	(.23)	(.54)	(.77)	—[e]	25.38	7.37	11,264	2.07	.76[h]	97
April 30, 2011	20.36	(.14)	4.75	4.61	(.28)	(.24)	(.52)	—[e]	24.45	23.06	3,317	2.12	(.67)	117
Class C
April 30, 2015	$35.53	(.47)	3.48	3.01	—	(1.50)	(1.50)	—	$37.04	8.37	$2,024,513	2.00	(1.26)	43
April 30, 2014	28.80	(.28)	7.64	7.36	—	(.63)	(.63)	—[e]	35.53	25.62	1,377,735	2.02	(.83)	53
April 30, 2013	25.33	—[e,f]	4.22	4.22	(.10)	(.65)	(.75)	—[e]	28.80	16.96	436,913	2.03	(.01)[f]	48[g]
April 30, 2012	24.39	.17[h]	1.52	1.69	(.21)	(.54)	(.75)	—[e]	25.33	7.37	144,935	2.07	.72[h]	97
April 30, 2011	20.32	(.15)	4.74	4.59	(.28)	(.24)	(.52)	—[e]	24.39	23.04	54,645	2.12	(.70)	117
Class M
April 30, 2015	$35.81	(.38)	3.51	3.13	—	(1.50)	(1.50)	—	$37.44	8.64	$15,446	1.75	(1.00)	43
April 30, 2014	28.95	(.20)	7.69	7.49	—	(.63)	(.63)	—[e]	35.81	25.94	11,086	1.77	(.61)	53
April 30, 2013	25.43	.06[f]	4.24	4.30	(.13)	(.65)	(.78)	—[e]	28.95	17.20	5,363	1.78	.23[f]	48[g]
April 30, 2012	24.45	.22[h]	1.54	1.76	(.24)	(.54)	(.78)	—[e]	25.43	7.62	2,334	1.82	.94[h]	97
April 30, 2011	20.36	(.08)	4.74	4.66	(.33)	(.24)	(.57)	—[e]	24.45	23.37	1,307	1.87	(.36)	117
Class R
April 30, 2015	$36.00	(.29)	3.52	3.23	—	(1.50)	(1.50)	—	$37.73	8.88	$18,448	1.50	(.76)	43
April 30, 2014	29.04	(.12)	7.74	7.62	(.03)	(.63)	(.66)	—[e]	36.00	26.30	11,269	1.52	(.35)	53
April 30, 2013	25.51	.13[f]	4.25	4.38	(.20)	(.65)	(.85)	—[e]	29.04	17.51	3,746	1.53	.47[f]	48[g]
April 30, 2012	24.51	.29[h]	1.53	1.82	(.28)	(.54)	(.82)	—[e]	25.51	7.90	609	1.57	1.23[h]	97
April 30, 2011	20.40	(.05)	4.77	4.72	(.37)	(.24)	(.61)	—[e]	24.51	23.68	144	1.62	(.25)	117
Class Y
April 30, 2015	$36.32	(.10)	3.56	3.46	—	(1.50)	(1.50)	—	$38.28	9.44	$5,389,958	1.00	(.26)	43
April 30, 2014	29.24	.05	7.78	7.83	(.12)	(.63)	(.75)	—[e]	36.32	26.88	3,278,088	1.02	.16	53
April 30, 2013	25.61	.27[f]	4.28	4.55	(.27)	(.65)	(.92)	—[e]	29.24	18.13	1,127,003	1.03	.99[f]	48[g]
April 30, 2012	24.55	.41[h]	1.53	1.94	(.34)	(.54)	(.88)	—[e]	25.61	8.42	448,252	1.07	1.71[h]	97
April 30, 2011	20.42	.07	4.76	4.83	(.46)	(.24)	(.70)	—[e]	24.55	24.26	223,941	1.12	.32	117

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	Capital Spectrum Fund	Capital Spectrum Fund	37

Financial highlights (Continued)

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of average net assets
April 30, 2015	0.01%
April 30, 2014	<0.01
April 30, 2013	0.01
April 30, 2012	0.02
April 30, 2011	0.02

e  Amount represents less than $0.01 per share.

f  Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.11	0.42%
Class B	0.11	0.40
Class C	0.11	0.42
Class M	0.11	0.40
Class R	0.12	0.44
Class Y	0.11	0.41

g  Portfolio turnover excludes TBA purchase and sale commitments.

h  Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.18	0.76%
Class B	0.17	0.73
Class C	0.17	0.72
Class M	0.17	0.73
Class R	0.17	0.71
Class Y	0.17	0.73

The accompanying notes are an integral part of these financial statements.

38     Capital Spectrum Fund

Notes to financial statements 4/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2014 through April 30, 2015.

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. The fund invests in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of companies of any size that Putnam Management believes have favorable investment potential. Putnam Management expects the fund to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and their fixed-income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in fixed-income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities) and in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Capital Spectrum Fund     39

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

40     Capital Spectrum Fund

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund

Capital Spectrum Fund     41

could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,861,591 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the fair value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for

42     Capital Spectrum Fund

short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio. At the close of the reporting period, the value of the securities sold short amounted to $187,116,806 and the fund posted collateral of $93,697,451. Collateral may include amounts related to unsettled trades.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $8,142,250 and the value of securities loaned amounted to $7,818,456.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $60,212,295 to decrease distributions in

Capital Spectrum Fund     43

excess of net investment income, $986,764 to increase paid-in-capital and $61,199,059 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,623,998,034
Unrealized depreciation	(337,977,819)
Net unrealized appreciation	1,286,020,215
Undistributed ordinary income	8,935,985
Undistributed long-term gain	268,939,592
Undistributed short-term gain	86,626,608
Cost for federal income tax purposes	$9,276,011,107

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month based on the performance of the fund. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.719% of the fund’s average net assets before an increase of $10,210,724 (0.108% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

44     Capital Spectrum Fund

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,828,055
Class B	125,031
Class C	2,297,217
Class M	18,567
Class R	19,839
Class Y	6,178,500
Total	$12,467,209

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $25,011 under the expense offset arrangements and by $158,415 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $6,199, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is

Capital Spectrum Fund     45

to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$7,263,532
Class B	946,711
Class C	17,377,755
Class M	105,378
Class R	74,960
Total	$25,768,336

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,567,137 and $8,782 from the sale of class A and class M shares, respectively, and received $36,421 and $38,110 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$4,354,543,474	$2,869,243,691
U.S. government securities (Long-term)	—	—
Securities sold short	48,881,667	235,958,874
Total	$4,403,425,141	$3,105,202,565

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/15		Year ended 4/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	34,816,684	$1,319,428,750	54,636,818	$1,862,510,629
Shares issued in connection with reinvestment of distributions	2,507,700	97,198,451	1,075,534	37,536,043
	37,324,384	1,416,627,201	55,712,352	1,900,046,672
Shares repurchased	(39,478,848)	(1,493,242,470)	(10,769,482)	(367,862,932)
Net increase (decrease)	(2,154,464)	$(76,615,269)	44,942,870	$1,532,183,740

46     Capital Spectrum Fund

	Year ended 4/30/15		Year ended 4/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	834,294	$31,063,294	1,194,658	$39,472,886
Shares issued in connection with reinvestment of distributions	85,249	3,235,201	27,903	961,615
	919,543	34,298,495	1,222,561	40,434,501
Shares repurchased	(254,030)	(9,438,168)	(139,453)	(4,653,254)
Net increase	665,513	$24,860,327	1,083,108	$35,781,247

	Year ended 4/30/15		Year ended 4/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	20,618,463	$766,239,901	25,603,004	$859,707,465
Shares issued in connection with reinvestment of distributions	1,485,542	56,257,487	406,193	13,968,987
	22,104,005	822,497,388	26,009,197	873,676,452
Shares repurchased	(6,219,173)	(231,013,497)	(2,405,442)	(81,331,754)
Net increase	15,884,832	$591,483,891	23,603,755	$792,344,698

	Year ended 4/30/15		Year ended 4/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	168,562	$6,314,163	180,475	$6,224,579
Shares issued in connection with reinvestment of distributions	13,978	534,510	3,649	126,354
	182,540	6,848,673	184,124	6,350,933
Shares repurchased	(79,544)	(2,980,263)	(59,809)	(1,984,638)
Net increase	102,996	$3,868,410	124,315	$4,366,295

	Year ended 4/30/15		Year ended 4/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	265,985	$9,998,563	243,794	$8,330,703
Shares issued in connection with reinvestment of distributions	13,473	518,694	3,674	127,739
	279,458	10,517,257	247,468	8,458,442
Shares repurchased	(103,632)	(3,917,365)	(63,366)	(2,202,554)
Net increase	175,826	$6,599,892	184,102	$6,255,888

	Year ended 4/30/15		Year ended 4/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	77,456,214	$2,954,625,399	64,123,660	$2,175,714,621
Shares issued in connection with reinvestment of distributions	4,133,397	161,119,798	1,201,438	42,062,334
	81,589,611	3,115,745,197	65,325,098	2,217,776,955
Shares repurchased	(31,053,241)	(1,185,789,278)	(13,617,628)	(467,883,520)
Net increase	50,536,370	$1,929,955,919	51,707,470	$1,749,893,435

Capital Spectrum Fund     47

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$87,416,961	$617,375,288	$580,243,798	$109,901	$124,548,451
Putnam Short Term Investment Fund*	242,460,432	819,209,695	737,156,852	262,576	324,513,275
Altisource Residential Corp.	138,574,038	6,869,465	—	11,104,848	100,243,682
Cubist Pharmaceuticals, Inc.†	266,050,888	56,928,288	114,474,512	—	—
Global Eagle Entertainment, Inc. #	47,396,351	—	—	—	54,873,201
Global Eagle Entertainment, Inc. Warrants	2,663,480	—	—	—	4,038,179
Home Loan Servicing Solution†	—	27,685,758	3,271,695	885,588	—
Jazz Pharmaceuticals PLC	502,426,821	119,716,041	—	—	813,031,211
Select Comfort Corp.†	64,128,398	—	22,981,966	—	—
Totals	$1,351,117,369	$1,647,784,535	$1,458,128,823	$12,362,913	$1,421,247,999

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

†Security was only in affiliation for a portion of the reporting period.

#In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

48     Capital Spectrum Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	30
Forward currency contracts (contract amount)	$611,300,000
OTC total return swap contracts (notional)	$—*
Warrants (number of warrants)	860,000

*For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$4,137,370	Payables	$5,127,283
Equity contracts	Investments	4,038,179	Payables	—
Interest rate contracts	Receivables	—	Payables, Net assets — Unrealized depreciation	40,606*
Total		$8,175,549		$5,167,889

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$62,044,759	$—	$62,044,759
Equity contracts	228,716	2,222,587	—	(13,752,212)	$(11,300,909)
Interest rate contracts	—	(181,423)	—	—	$(181,423)
Total	$228,716	$2,041,164	$62,044,759	$(13,752,212)	$50,562,427

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$—	$(1,435,972)	$(1,435,972)
Equity contracts	1,339,230	—	—	$1,339,230
Interest rate contracts	—	(25,046)	—	$(25,046)
Total	$1,339,230	$(25,046)	$(1,435,972)	$(121,788)

Capital Spectrum Fund     49

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$4,698	$—	$4,698
Forward currency contracts#	2,835,414	36,264	1,192,860	72,832	—	—	4,137,370
Total Assets	$2,835,414	$36,264	$1,192,860	$72,832	$4,698	$—	$4,142,068
Liabilities:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	—	—	1,755,673	1,662,245	—	1,709,365	5,127,283
Total Liabilities	$—	$—	$1,755,673	$1,662,245	$—	$1,709,365	$5,127,283
Total Financial and Derivative Net Assets	$2,835,414	$36,264	$(562,813)	$(1,589,413)	$4,698	$(1,709,365)	$(985,215)
Total collateral received (pledged)†##	$2,057,000	$36,264	$354,000	$1,580,000	$—	$—
Net amount	$778,414	$—	$(916,813)	$(3,169,413)	$4,698	$(1,709,365)

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio.

50	Capital Spectrum Fund	Capital Spectrum Fund	51

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $391,361,131 as a capital gain dividend with respect to the taxable year ended April 30, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 14.30% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 29.88%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

52     Capital Spectrum Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Capital Spectrum Fund     53

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54     Capital Spectrum Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Capital Spectrum Fund     55

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

56     Capital Spectrum Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Capital Spectrum Fund     57

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

58     Capital Spectrum Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

Capital Spectrum Fund     59

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60     Capital Spectrum Fund

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN105
294676 6/15

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2015	$192,660	$ —	$10,353	$ —
April 30, 2014	$128,159	$ —	$9,547	$ —

For the fiscal years ended April 30, 2015 and April 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $798,563 and $134,547 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2015	$ —	$788,210	$ —	$ —

April 30, 2014	$ —	$125,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2015